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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                         Date of Report March 27, 2003

                           FARMERS NATIONAL BANC CORP.
             (Exact name of registrant as specified in its charter)



           Ohio                            2-80339               34-1371693
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
incorporation or organization)                                  Identification
                                                                   Number)

                              20 South Broad Street
                               Canfield, OH 44406
                    (Address of principal executive offices)


                                  (330)533-3341
               (Registrants telephone number, including area code)

                                    Copy to:

                               CHARLES D. NIEHAUS
                             KENNEY & NIEHAUS, LTD.
                           5470 Main Street, Suite 300
                              Sylvania, Ohio 43560
              (419) 517-7000; E-mail: niehaus@kenneyniehauslaw.com



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                                    FORM 8-K

Item 4.  Change in Registrant's Certifying Accountant

         On July 30, 2002, the Sarbanes-Oxley Act of 2002 was enacted by Congress. The purpose of the Act is to protect investors by improving the accuracy and reliability of corporate disclosures made pursuant to the securities laws. One requirement of the Act is for the independent accounting firm, which provides the Farmers National Banc Corp. ("Company") with an annual audit report to register with the Public Company Accounting Oversight Board (the "Board"). The independent auditor for the Company has been Hill, Barth and King LLC ("HBK") since 1983. In order to continue as the Company's independent auditor, HBK will be required to register with the Board. HBK has informed the Company that it is exploring various alternatives regarding its SEC client practice and probably will not become registered with the Board due to the initial costs and ongoing expenses required to qualify as a registered public accounting firm. For that reason, the Company's Audit Committee of the Board of Directors conducted an extensive review of potential registered public accounting firms.

         As a result of that review, on March 11, 2003, Company's Board of Directors, upon recommendation by the Audit Committee of the Board of Directors, approved the selection of Crowe, Chizek and Company LLP ("Crowe Chizek") as its new independent public accounting firm for the purpose of conducting the Company's 2003 year-end audit and for other purposes. HBK has agreed to assist Crowe Chizek in the transition of this important function. HBK's report on the consolidated financial statements of the Corporation as of and for the fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2002 and December 31, 2001, there were no disagreements between the Company and HBK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to HBK's satisfaction would have caused HBK to make reference to the subject matter of the disagreement in connection with its reports on the Company's consolidated financial statements for such periods. During the fiscal years ended


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December 31, 2001 and 2002, and the subsequent interim period through March 27,
2003, there were no reportable events as defined in Item 304(a)(1)(v) of SEC Regulation S-K.

         During The Corporation's two most recent fiscal years ended December 31, 2001 and 2002, and the subsequent interim period through March 27, 2003, the Corporation did not consult with Crowe, Chizek and Company LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of SEC Regulation S-K.

         Exhibit No. 16, filed herewith, sets forth the letter of HBK to the Commission stating whether HBK agrees with the statements made by Registrant in this report on Form 8-K and the respects, if any, in which HBK does not agree with Corporation's statements in this Report on Form 8-K.

         A copy of the Press Release announcing the Change in the Company's Independent Public Accounting Firm and the Engagement of Crowe Chizek as the Company's new Independent Public Accounting Firm is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit Number             Description of Exhibit
--------------             ----------------------

16 Letter of Hill, Barth & King LLC regarding change in certifying accountant.

99 Press release announcing the change in certifying accountant.





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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FARMERS NATIONAL BANC CORP.


Dated:   March 27, 2003             By: /s/      Frank L. Paden
       -------------------              ---------------------------------------
                                    Frank L. Paden, President and Secretary


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                                  EXHIBIT INDEX

Exhibit
Number                              Description of Exhibit

16 Letter of Hill, Barth & King LLC regarding change in certifying accountant.

99       Press release announcing the change in certifying accountant.